Exhibit 10.74

TECHNOLOGY LICENSE AGREEMENT

AMENDMENT ONE

Reference is made to that certain Technology License Agreement originally dated March 16, 2005 (the “Agreement”) between Tellabs Petaluma, Inc., a Delaware corporation, having its principal place of business at 1465 N. McDowell Blvd., Petaluma, CA 94954 (“Tellabs”) and Occam Networks, Inc., a Delaware corporation, having its principal place of business at 77 Robin Hill Road, Santa Barbara, California 93117 (“Occam”).

WHEREAS, AFC and Occam desire to amend the Agreement to modify existing terms and incorporate new terms, as required by the parties, as set forth herein.

NOW THEREFORE, the parties hereby agree as follows as of the date hereof:

1.	The opening paragraph of the Agreement is hereby modified such that the Effective Date of the Agreement is March 18, 2005.

2.	All other terms and conditions in the referenced Agreement shall remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives.

Tellabs Petaluma, Inc.	Occam Networks, Inc.

Daniel E. Madden	Howard Bailey
Name	Name

Vice President	Chief Financial Officer
Title	Title

/s/ DANIEL E. MADDEN	/s/ HOWARD BAILEY
Signature	Signature

May 6, 2005	April 29, 2005
Date	Date